Exhibit 10.61

AMENDMENT NO. 1 TO

WARRANT AGREEMENT

This Amendment No. 1 to the Warrant Agreement, dated November 9, 2009 (the “Warrant Agreement”), by and between MagnaChip Semiconductor Corporation, a Delaware corporation and the successor in interest to MagnaChip Semiconductor LLC (the “Company”), and American Stock Transfer & Trust Company, LLC, as Warrant Agent, is made effective as of February 16, 2012 (the “Effective Date”) by and among the Company and the Warrant Agent pursuant to Section 9.08(a) of the Warrant Agreement (the “Amendment”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Warrant Agreement.

RECITALS

WHEREAS, the Company and the Warrant Agent wish to amend the Warrant Agreement to amend and restate the form of warrant certificate set forth in Exhibit A to the Warrant Agreement (the “Warrant Certificate”) to reflect the conversion of the Company from a limited liability company to a corporation on March 10, 2011 in connection with the initial public offering of the Company and the related adjustment to the Warrants made pursuant to Section 4.01(c)(i) and Section 4.01(g) of the Warrant Agreement;

WHEREAS, Section 9.08(a) of the Warrant Agreement provides that the Warrant Agent may, without the consent or concurrence of the Holders, enter into one or more supplemental agreements or amendments with the Company for the purpose of, among other things, evidencing the rights of the Holders upon consolidation, merger, sale, transfer, reclassification, liquidation or dissolution under Section 4.01(c)(i).

NOW THEREFORE, the Company and the Warrant Agent hereby agree as follows:

AMENDMENT

1. Exhibit A of the Warrant Agreement is hereby amended and restated in its entirety to read as attached on Exhibit A attached hereto.

2. Except as amended hereby, the remainder of the Warrant Agreement remains unchanged and in full force and effect.

3. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

[Signature Page to Follow]

IN WITNESS WHEREOF, the Parties have executed this Amendment No. 1 to Warrant Agreement as of the Effective Date set forth above.

COMPANY: MAGNACHIP SEMICONDUCTOR CORPORATION

By:	/s/ John McFarland
John McFarland, Executive Vice President, General Counsel and Secretary

WARRANT AGENT: AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Carlos Pinto
Name: Carlos Pinto
Title: SVP

[Signature Page to Amendment No. 1 to Warrant Agreement]

EXHIBIT A

FORM OF WARRANT CERTIFICATE

MAGNACHIP SEMICONDUCTOR CORPORATION

No.

[                    ] Warrants

WARRANTS TO PURCHASE COMMON SHARES

THIS WARRANT HAS BEEN, AND THE COMMON SHARES WHICH MAY BE PURCHASED PURSUANT TO THE EXERCISE OF THIS WARRANT (THE “WARRANT SHARES,” AND TOGETHER WITH THIS WARRANT, THE “SECURITIES”) WILL BE, ISSUED PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SECTION 1145 OF THE BANKRUPTCY REFORM ACT OF 1978, AS AMENDED (THE “BANKRUPTCY CODE”). THE SECURITIES MAY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), PROVIDED THAT THE HOLDER IS NOT DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE. IF THE HOLDER IS DEEMED TO BE AN UNDERWRITER AS SUCH TERM IS DEFINED IN SECTION 1145(b) OF THE BANKRUPTCY CODE, THEN THE SECURITIES MAY ONLY BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED UPON REGISTRATION UNDER THE SECURITIES ACT OR RECEIPT OF AN OPINION OF COUNSEL SATISFACTORY TO MAGNACHIP SEMICONDUCTOR CORPORATION AND ITS COUNSEL THAT SUCH DISPOSITION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT AND OF ANY APPLICABLE STATE SECURITIES LAWS. THIS WARRANT MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE OR OTHER TRANSFER OF ANY INTEREST IN ANY OF THE WARRANT SHARES REPRESENTED BY THIS WARRANT.

THE SECURITIES REPRESENTED BY THIS WARRANT CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER, SALE, ASSIGNMENT, PLEDGE, ENCUMBRANCE OR OTHER SIMILAR TRANSFER RESTRICTIONS AS SET FORTH IN A WARRANT AGREEMENT AMONG THE COMPANY AND THE WARRANT AGENT (ON BEHALF OF THE ORIGINAL HOLDERS OF THE SECURITIES), COPIES OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE COMPANY.

This certifies that             , or its registered assigns, is the owner of the number of Warrants set forth above, each of which represents the right to purchase, commencing November 9, 2009, from MAGNACHIP SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Company”), one-eighth (1/8th) of one share of Common Stock of the Company (subject to adjustment as provided in the Warrant Agreement hereinafter referred to) at the purchase price (the “Exercise Price”) of $1.97 per Warrant for one-eighth (1/8th) of one share of Common Stock or $15.76 per share of Common Stock (each full share, a “Common Share”) (subject to adjustment as provided in the Warrant Agreement), upon surrender hereof at the office of American Stock Transfer & Trust Company, LLC or to its successor as the warrant agent under the Warrant Agreement (any such warrant agent being herein called the “Warrant Agent”), with the Subscription Form on the reverse hereof completed and duly executed, with signature guaranteed as therein specified and simultaneous payment in full by check payable to the order of Warrant Agent of the purchase price for the Common Shares as to which the Warrant(s) represented by this Warrant Certificate are exercised, all subject to the terms and conditions hereof and of the Warrant Agreement. This Warrant Certificate may be exercised as to all or any whole number of the Warrants evidenced hereby.

This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of November 9, 2009 (the “Warrant Agreement”) by and between the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent, and is subject to the terms and provisions contained therein, all of which terms and provisions the Holder of this Warrant Certificate consents to by acceptance hereof. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full description of the rights, limitations of rights, obligations, duties and immunities thereunder of the Company and the Holders of the Warrants. The summary of the terms of the Warrant Agreement contained in this Warrant Certificate is qualified in its entirety by express reference to the Warrant Agreement. All capitalized terms used in this Warrant Certificate that are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.

Copies of the Warrant Agreement are on file at the office of the Warrant Agent and may be obtained by writing to the Warrant Agent at the following address:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, New York 11219

Attn: Reorganization Department

The number of Common Shares purchasable upon the exercise of each Warrant is subject to adjustment as provided in the Warrant Agreement. In the event of any capital reorganization or reclassification of any of the Common Shares or any consolidation, combination or merger of the Company with or into another company (where the Company is not the surviving company or where there is a change in or distribution with respect to the Shares), except in the case of a merger, consolidation or combination constituting a change of control in the Company, each Warrant will, upon exercise, entitle the Holder thereof to receive the number of Common Shares or other securities or the amount of money and other property which the holder of a Common

Share is entitled to receive upon completion of such reorganization, recapitalization, merger, consolidation or combination.

As to any final fraction of a Common Share which the same Holder of one or more Warrants would otherwise be entitled to purchase upon exercise thereof in the same transaction, the Company shall pay the cash value thereof determined as provided in the Warrant Agreement.

All Common Shares or other securities issuable upon the exercise of Warrants shall be validly issued, fully-paid and non-assessable, and the Company shall pay all expenses in connection with, and the Holder shall pay all taxes and other governmental charges that may be imposed with respect to the issuance or delivery of any Common Share issuable upon the exercise of the Warrants. Without limiting the foregoing, the Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issue of any Common Shares or other securities or property issuable upon the exercise of the Warrants in any name other than that of the Holder of the Warrant Certificates evidencing such Warrants, and in such case the Warrant Agent and the Company shall not be required to issue or deliver any interests or other property until such tax or other charge has been paid or it has been established to the Warrant Agent’s and the Company’s reasonable satisfaction that no tax or other charge is due.

Provided the Holder has complied with the transfer restrictions set forth in the Warrant Agreement, this Warrant Certificate and all rights hereunder are transferable by the registered Holder hereof, in any whole number of Warrants, in accordance with the provisions of the Warrant Agreement, on the register maintained by the Warrant Agent for such purpose at its office at the address referenced above, upon surrender of this Warrant Certificate duly endorsed, or accompanied by a written instrument of transfer form satisfactory to the Company and the Warrant Agent completed and duly executed, with signatures guaranteed as specified in the attached Form of Assignment, by the registered Holder hereof or his attorney duly authorized in writing and upon payment of any necessary transfer tax or other governmental charge imposed upon such transfer. Upon any partial transfer, the Warrant Agent will issue and deliver to such Holder a new Warrant Certificate with respect to any portion not so transferred. Each taker and Holder of this Warrant Certificate, by taking and holding the same, consents and agrees that prior to the registration of transfer as provided in the Warrant Agreement, the Company and the Warrant Agent may treat the Person in whose name the Warrants are registered as the absolute owner hereof for any purpose and as the Person entitled to exercise the rights represented hereby, any notice to the contrary notwithstanding. Each taker and Holder of a Warrant and each taker and holder of Common Shares issued pursuant to a Warrant agrees to be bound by the terms and conditions of this Warrant and the Warrant Agreement.

This Warrant Certificate may be exchanged, in accordance with the terms of the Warrant Agreement, at the office of the Warrant Agent maintained for such purpose, for Warrant Certificates representing the same aggregate number of Warrants, each new Warrant Certificate to represent such number of Warrants as the Holder hereof shall designate at the time of such exchange.

Prior to the exercise of the Warrants represented hereby, the Holder of this Warrant Certificate, as such, shall not be entitled to any rights of a stockholder of the Company, including, without limitation, the right to vote or to consent to any action of the stockholders, to receive dividends or other distributions, to exercise any preemptive right or to receive any notice of meetings of stockholders, and shall not be entitled to receive any notice of any proceedings of the Company except as provided in the Warrant Agreement.

This Warrant Certificate shall be void and all rights evidenced hereby shall cease on the Expiration Date.

This Warrant Certificate shall not be valid for any purpose until it shall have been countersigned by the Warrant Agent.

MAGNACHIP SEMICONDUCTOR CORPORATION

By:
Name:
Title:

Dated:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Name:
Title:

Dated:

FORM OF REVERSE OF WARRANT CERTIFICATE

SUBSCRIPTION FORM

(to be executed only upon exercise of Warrants)

To:

The undersigned hereby irrevocably exercises             of the Warrants represented by the Warrant Certificate for the purchase of             Common Shares (subject to adjustment) of MAGNACHIP SEMICONDUCTOR CORPORATION, a Delaware corporation (the “Company”), for each Warrant exercised, and herewith (check one, if election is available; otherwise complete first line below):

☐ makes payment of $            (such payment being by check payable to the order of Warrant Agent equal to the Exercise Price of the Warrants being exercised); or

☐ elects to make payment by cashless exercise, contingent upon and effective immediately prior to the consummation of the Change of Control (as defined in the Warrant Agreement) referred to in the Company’s notice, dated             , 20            given pursuant to Section 4.04 of the Warrant Agreement,

all at the exercise price and on the terms and conditions specified in the Warrant Certificate and the Warrant Agreement therein referred to, and hereby surrenders this Warrant Certificate and all right, title and interest therein to and directs that the Common Shares due upon the exercise of such Warrants be registered or placed in the name and the address specified below.

Dated

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Medallion Signature Guaranteed By1

[1]

The Holder’s signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” as defined by Rule 17Ad-15 under the Exchange Act.

Securities and/or check to be issued to:

Please insert social security or identifying number:

Name

Street Address

City, State and Zip Code

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned registered holder of the Warrant Certificate hereby sells, assigns and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants constituting a part of the Warrants evidenced by the within Warrant Certificate not being assigned hereby) all of the rights of the undersigned under the Warrant Certificate, with respect to the whole number of Warrants set forth below:

Name(s) of Assignee(s):

Address:

No. of Warrants:
Please insert social security or other identifying number of assignee(s):

and does hereby irrevocably constitute and appoint the undersigned’s attorney to make such transfer on the books of maintained for such purposes, with full power of substitution in the premises.

Dated

(Signature of Owner)

(Street Address)

(City) (State) (Zip Code)

Medallion Signature Guaranteed By1

[1]

The Holder’s signature must be guaranteed by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” as defined by Rule 17Ad-15 under the Exchange Act.